Exhibit 99.1

OSR Holdings Co., Ltd. Enters Into Business Combination Agreement with Bellevue Life Sciences Acquisition Corp.

BELLEVUE, WA & SEOUL, KR, November 16, 2023 - Bellevue Life Sciences Acquisition Corp. (Nasdaq: BLAC), a publicly traded special purpose acquisition company (“BLAC”), and OSR Holdings Co., Ltd. (“OSR Holdings”), a global healthcare holding company, announced today that they have entered into a business combination agreement. Upon closing of the transaction, outstanding shares of OSR Holdings held by certain of the holders of OSR Holdings’ common stock will be exchanged for newly issued shares of BLAC common stock. Following the closing, BLAC will own at least 60% of the outstanding shares of OSR Holdings (and have the right to acquire the remainder of the shares on or after January 1, 2025 or 2026 or in connection with a change in control of BLAC). Concurrent with the closing of the business combination, BLAC intends to change its name to OSR Biosciences, Inc. and have its common stock and warrants be listed on Nasdaq Capital Market under new ticker symbols.

Founded in 2019, OSR Holdings is a global healthcare holding company from South Korea with wholly owned operating subsidiaries in the biopharmaceutical and medical device sectors. Current subsidiaries include: 1) Vaximm that develops immunotherapy for cancer treatment, 2) Darnatein that develops disease-modifying osteoarthritis drug (DMOAD), and 3) RMC that distributes medical device for the treatment of neurovascular and other diseases. On July 7, 2023, OSR Holdings signed a non-binding letter of intent for a proposed acquisition of Landmark BioVentures AG, a Swiss company that operates through four different biotech ventures in France with therapeutic focuses on oncology and immunology.

Vaximm is a Basel, Switzerland-based drug development company developing T-cell immunotherapies for cancer patients with its proprietary plug and play platform technology for oral administration. Vaximm was established as a spin-off from the German pharmaceutical company Merck KGaA. Currently, Zaki Sellam, a bio-healthcare business development specialist, serves as the CEO.

Darnatein is a Incheon, South Korea-based drug development company founded by Dr. Choi Seung-hyun, a founding research member of the Structural Biology Laboratory at Salk Institute, with a focus on developing treatment for osteoarthritis. Darnatein aims to address the unmet medical need for the current osteoarthritis treatment, which is often limited to palliative or anti-inflammatory effects, by utilizing its platform technology designed to regenerate bone and cartilage.

RMC is a South Korean distribution agent of global medical device manufacturers including Penumbra, Asahi-Intec, Microport, and Zylox-Tonbridge. RMC is led by Chan Kyu Park, a specialist in the field of vascular neurology. Mr. Park was also a founding member of Hutem Co., Ltd., a company that was acquired by a Kosdaq-listed company Hugel Co., Ltd. in 2015.

“I would like to express my sincere gratitude to our shareholders who have shown unwavering trust and support to OSR Holdings that led us to this accomplishment.” said Sung Jae Yu, Chief Operating Officer of OSR Holdings. “Through our business combination with BLAC, we plan to further expand our portfolio by acquiring prospective healthcare companies with innovative technology designed to better position ourselves as a global leader in the healthcare industry”.

“OSR Holdings possesses innovative technologies that enable the developments of therapies for various diseases,” said Dr. Steven G. Reed, Chairman of the Board of BLAC. “The signing of the business combination agreement marks a significant milestone for OSR Holdings and is designed to enhance its presence to newer heights in the global healthcare industry.

About OSR Holdings

OSR Holdings is a global healthcare company that leverages its international network of companies and development partners in the Europe, South Korea and US seeking to develop and license its pipeline of innovative biomedical therapies based on proprietary platform technologies, with the goal of addressing unmet medical needs. OSR Holdings currently wholly-owns three operating subsidiaries in Switzerland and South Korea, two of which are focused on developing therapeutic drugs in the areas of oncology and osteoarthritis, and the third is a distributor of medical devices for the treatment of neurovascular and other diseases. For more information, visit www.osr-holdings.com.

About Bellevue Life Sciences Acquisition Corp

BLAC is a special purpose acquisition company that completed its initial public offering in February 2023. BLAC’s sponsor, Bellevue Global Life Sciences Investors LLC, is an affiliate of Bellevue Capital Management, LLC, a Bellevue, Washington-based global healthcare investment firm. BLAC’s sponsor management team has decades of combined experience in healthcare investing and extensive experience in mergers and acquisitions, investment banking, and investment management including within the healthcare sector. For more information, visit www.bellevuespac.com.

Additional Information and Where to Find It

BLAC will prepare a proxy statement/prospectus (the “BLAC proxy statement/prospectus”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to BLAC’s stockholders. BLAC and OSR Holdings urge investors and other interested persons to read, when available, the BLAC proxy statement/prospectus, as well as other documents filed by BLAC with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read BLAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and its registration statement on Form S-1 for its initial public offering, all as filed with the SEC for more information about BLAC and the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The BLAC proxy statement/prospectus, once available, and BLAC other reports can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

BLAC, OSR Holdings, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of BLAC stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of BLAC’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and its registration statement on Form S-1 for its initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BLAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of BLAC’s and OSR Holdings’ equity holders and participants in the solicitation, which may, in some cases, be different than those of BLAC’s and OSR Holdings’ equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of BLAC and OSR Holdings may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the proposed business combination, the timing of the completion of the proposed business combination and the future performance of OSR Holdings, including the anticipated impact of the proposed business combination on this performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of BLAC and OSR Holdings, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement with respect to the proposed business combination, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of BLAC or the failure of any other conditions to closing; (4) the impact of the COVID-19 pandemic (or any other global health disruption) on (x) the parties’ ability to consummate the proposed business combination and (y) the business of OSR Holdings and the surviving company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (6) the inability to obtain or maintain the listing of the surviving company’s common stock on Nasdaq or any other national stock exchange following the proposed business combination; (7) the risk that the announcement and consummation of the proposed business combination disrupts the current plans and operations of OSR Holdings; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the surviving company to continue to raise additional capital to finance operations and to retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the demand for OSR Holdings’ and the surviving company’s technologies, products or product candidates together with the possibility that OSR Holdings or the surviving company may be adversely affected by other economic, business, and/or competitive factors; (12) risks and uncertainties related to OSR Holdings’ business; and (13) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by BLAC and (y) other documents filed or to be filed with the SEC by BLAC. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. BLAC and OSR Holdings do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

For OSR Holdings

Sung Jae Yu, Chief Operating Officer

alex.yu@osr-holdings.com

For BLAC

Kuk Hyoun Hwang, CEO

peter.hwang@bellevuecm.com